UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

March 30, 2012

NEVADA GOLD & CASINOS, INC.

(Exact name of registrant as specified in its charter)

Nevada	1-15517	88-0142032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Briar Hollow Lane, Suite 500W
Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

(713) 621-2245

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On March 30, 2012, as a result of the closing of the acquisition of A.G. Trucano, Son & Grandsons, Inc. (“AG Trucano”), which took place on January 27, 2012, Nevada Gold & Casinos, Inc. (the “Company”) and certain of its subsidiary parties thereto entered into an amendment (the “Amendment”) to the Credit Agreement dated October 7, 2011 with Wells Fargo Gaming Capital, LLC (“Wells Fargo”), a wholly-owned subsidiary of Wells Fargo Bank, N.A., as well as into certain additional collateral agreements required pursuant to the terms of the Credit Agreement. The Amendment, among other things, amends the last paragraph of the term “EBITDA” and permits AG Trucano to incur an additional indebtedness of up to $1.8 million in order to finance a slot machine device stamp fee.

In addition, on March 30, 2012, Wells Fargo and the sellers of AG Trucano entered into an Intercreditor Agreement pursuant to which they confirmed relative priority of their respective security interests in AG Trucano.

The above description of the material terms of the Amendment, the other collateral agreements and the Intercreditor Agreement is qualified in its entirety by reference to the full and complete terms contained in these documents, filed as exhibits to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 9.01.   Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are furnished as part of this Current Report on Form 8-K:

10.1	Amendment Number One to Credit Agreement and Waiver dated March 30, 2012 by and among Wells Fargo Gaming Capital, LLC, in capacity as administrative agent and lender, Nevada Gold & Casinos, Inc., as parent, and NG Washington, LLC, NG Washington II, LLC and NG Washington III, LLC, as borrowers.
10.2	Joinder No. 1 dated March 30, 2012 to Guaranty and Security Agreement dated October 7, 2011 among Nevada Gold & Casinos, Inc., certain Grantors listed on the signature page and Wells Fargo Gaming Capital, LLC, in capacity as administrative agent.
10.3	Joinder No. 1 dated March 30, 2012 to Intercompany Subordination Agreement dated October 7, 2011 by and among certain Obligors listed on the signature page in favor of Wells Fargo Gaming Capital, LLC, in capacity as administrative agent.
10.4	Intercreditor Agreement dated March 30, 2012 by and between Wells Fargo Gaming Capital, LLC, in capacity as agent, and Michael J. Trucano, in capacity as sellers’ representative.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

NEVADA GOLD & CASINOS, INC.

Date: April 3, 2012	By:	/s/ James J. Kohn
James J. Kohn
Executive Vice President and CFO

INDEX TO EXHIBITS

Item	Exhibit

10.1	Amendment Number One to Credit Agreement and Waiver, dated March 30, 2012, by and among Wells Fargo Gaming Capital, LLC, in capacity as administrative agent and lender, Nevada Gold & Casinos, Inc., as parent, and NG Washington, LLC, NG Washington II, LLC and NG Washington III, LLC, as borrowers.
10.2	Joinder No. 1, dated March 30, 2012, to Guaranty and Security Agreement dated October 7, 2011 among Nevada Gold & Casinos, Inc., certain Grantors listed on the signature page and Wells Fargo Gaming Capital, LLC, in capacity as administrative agent.
10.3	Joinder No. 1, dated March 30, 2012, to Intercompany Subordination Agreement dated October 7, 2011 by and among certain Obligors listed on the signature page in favor of Wells Fargo Gaming Capital, LLC, in capacity as administrative agent.
10.4	Intercreditor Agreement, dated March 30, 2012, by and between Wells Fargo Gaming Capital, LLC, in capacity as administrative agent for lenders, and Michael J. Trucano, in capacity as sellers’ representative.